Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.24X

SEVENTY-FIFTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

Upon execution by the parties, this Seventy-fifth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”), effective as of August 1, 2013 (the “Effective Date”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree as follows as of the Effective Date:

1.

TWC hereby requests and CSG agrees to provide, CSG SmartVideo video bill services (“CSG SmartVideo”) for (i) TWC and Participating Affiliates for Connected Subscribers and (ii) any non-Connected Subscribers for which TWC and/or its Affiliates receive printing services from CSG but billing processing services from a third party billing processor (for purposes of this Amendment, the “Non-ACP Subscribers”), through CSG’s vendor (“SmartVideo Vendor”), pursuant to the terms and conditions stated herein and the Agreement. Upon execution of this Amendment, the Agreement is amended as follows:

(a)	Exhibit C-4, CSG Care Express® – Service Bureau, Additional Services, is hereby amended by adding the following new paragraph to the end of Section 2, Additional Services:

“Notwithstanding the foregoing, CSG will provide, and each Customer may purchase from CSG, CSG SmartVideo services, as more particularly described in Attachment C – SmartVideo.  As a prerequisite to receiving CSG SmartVideo services hereunder, TWC must be using CSG's Precision eBPP® services for the Connected Subscribers.  For avoidance of doubt, in no event are any other modules and/or elements of Care Express necessary as pre-requisites for receipt of the CSG SmartVideo services.”

(b)	Schedule C, Basic Services and Additional Services and Associated Exhibits of the Agreement is hereby amended by adding the following to the Section entitled “Additional Services”:

CSG SmartVideo………………………………………………………………………C-4 Attachment C

(c)

Additionally, Schedule C-4, "CSG Care Express - Service Bureau" is hereby modified by adding a new attachment, “Attachment C:  SmartVideo" in the form attached to this Amendment as Attachment 1, and incorporated herein by this reference.

In no event will any provision of this Amendment alter or in any way change any provisions under the print and mail agreements for the Non-ACP Subscribers between CSG and TWC, which are identified below, as such agreements may be amended and/or superseded from time to time.

•

Comtec Processing and Production Services Agreement (2294594) effective June 18, 2003, by and between CSG Systems, Inc., successor in interest to ComTec Incorporated, and Time Warner Cable Inc., as amended, including, but not limited to, the following Affiliate Addendums thereunder:

o	Affiliate Addendum (Northeast Region) (2298138) effective June 2, 2009, as amended;

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

o	Affiliate Addendum (Midwest Region) (2305970) effective March 2, 2012, as amended;

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

o	Affiliate Addendum (Corporate National Sales Division) (2300841) effective November 16, 2009, as amended;
o	Affiliate Addendum (Carolina Region) (2295355) effective November 3, 2008, as amended; and
o	Affiliate Addendum (Media Sales) (2301392) effective November 10, 2009, as amended.

2.

Further, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F of the Agreement, “Fee Schedule,” “CSG SERVICES,” Section III, “Payment Procurement,” shall be amended to add a new subsection H, titled “CSG SmartVideo,” to include the following fees for SmartVideo:

H.  CSG SmartVideo:

Description of Item/Unit of Measure	Frequency	Fees
1. Set up and Implementation Fees (Note 1)
• Connected Subscribers	*** *******		*****
• Non-ACP Subscribers	*** *******		*****
2. SmartVideo Video View Fees (purchased in Video View Blocks, pursuant to Note 3 below) (Notes 2-4) (Note 6) (Note 7)
• ******* Video Views	*** **** ****	$	****
• ******* to ******* Video Views (per Video View)	*** **** ****	$	****
• ******* to ******* Video Views (per Video View)	*** **** ****	$	****
• ******* to ********* Video Views (per Video View)	*** **** ****	$	****
• ********* to ********* Video Views (per Video View)	*** **** ****	$	****
• greater than ********* Video Views (per Video View)	*** **** ****		*****
3. Development/Modifications to SmartVideo (NOTE 6)	*** *******		*****

Note 1: Set up and implementation of CSG SmartVideo for Connected Subscribers will be pursuant to that certain Statement of Work (CSG document no. 2503413) to be executed by the parties; set up, integration and implementation of  Non-ACP Subscribers will be upon TWC's separate request  and pursuant to a separate Statement of Work to be executed by the parties.

Note 2: For purposes of this Amendment, a “Video View” occurs each time a ***** **** ** ********* ** ** ** ****** ** * ********* ********** ** ***-*** **********, as applicable, from SmartVideo Vendor's web portal, irrespective of whether it is ******* ** **********.

Note 3: TWC may purchase any amount of Video Views in ***-********** blocks at the specified rates ("Video View Blocks") from time to time pursuant to a mutually agreed amendment to the Agreement at the pricing set forth above, as applicable, solely for purposes of documenting the Video View Block purchase; any Video Views within a Video View Block not consumed by Customers within ****** (**) ****** of TWC's purchase of such Video View Block ( “Consumption Period”), shall expire and cannot be carried over into a subsequent Video View Block.  TWC may purchase any volume in a given Video View Block, but any subsequent purchase of Video View will not be cumulative for the purpose of determining the applicable rate, but will be treated as a new Video View Block for fee calculation purposes.  The Consumption Period for any newly acquired Video View Blocks shall commence as of the date that the then-current Video View Block is fully consumed and the first Video View is consumed in the new Video View Block.  For purposes of clarification, fees for Video Views do not include any fees as may be incurred by TWC relating to delivery of Video Views via emails from TWC's email platform(s), which such fees may be applicable solely as between TWC and TWC’s third party email platform(s) vendor.

Note 4: CSG shall notify TWC (email is sufficient) (i) when TWC has reached ****** ******* (***) of its total then-current purchased Video Views based on the applicable Video View Block; and (ii) within ***** (**) **** prior to the expiration of any purchased Video View Block of the number of remaining Video Views in any such Video View Block.

Note 5: Following implementation for each applicable Subscriber group (i.e., Connected Subscribers and Non-ACP Subscribers), development or modifications to CSG SmartVideo offering will be at TWC's ****-******* *********** ****, pursuant to mutually agreed upon Statements of Work executed by both parties.

Note 6: The Per View Rates set forth are subject to ******** pursuant to Section 5.4 of the Agreement commencing in year **** with respect to any new purchases of Video View Blocks.

Note 7:   Following commencement of the CSG SmartVideo offering to TWC, at ** ********** **** ** ***, CSG' will ensure that the SmartVideo Vendor provides TWC with a monthly report, within *** (**) ******** following the end of each ******** *****, reporting Connected Subscriber and Non-ACP Subscriber Video View data in the format as has been provided to TWC between the Effective Date and Execution Date (as defined below); for avoidance of doubt, TWC receives and has approved the format for such reports; additionally, CSG will include as part of its roadmap the capability that will permit CSG to provide the foregoing Video View data for Connected Subscribers from a CSG Vantage® report.

3.

CSG shall invoice TWC the amount of $********** for an initial Video View Block in the amount of ******* Video Views, which such Video Views shall expire if not consumed by Customers within the Consumption Period which commences as of the Effective Date.

4.

Schedule K of the Agreement is hereby amended to include performance standards and remedies for the CSG SmartVideo services, as reflected in Attachment 2, attached hereto and incorporated by this reference.

5.	CSG and TWC agree that ********** ***. will be the SmartVideo Vendor and CSG’s Permitted Subcontractor solely for the purpose of providing the CSG SmartVideo services pursuant to this Amendment.

6.

Any Affiliate and Participating Affiliate may use and receive the CSG SmartVideo services without any requirement that (a) any such Affiliate execute a Participating Affiliate Addendum; or (b) that such Additional Service be set forth in any such Participating Affiliate’s Affiliate Addendum.  Any Affiliate with Non-ACP Subscribers that elects to use the CSG

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SmartVideo services shall be deemed to be a Customer and a Participating Affiliate under the Agreement with respect to their use of CSG SmartVideo services, provided, however, in no event shall any such Affiliate be required to purchase any other Products and/or Services of CSG.  In the event CSG no longer provides CSG Products and Services to Connected Subscribers, CSG shall not be obligated to provide CSG SmartVideo services to Non-ACP Subscribers.  In addition to TWC’s termination rights set forth in Article 6 of the Agreement, *** ***** **** **** *** ***** ** ********* *** ********’* *** ** ******* ** *** *** ********** ******** *** ************ ******* ****** ** ***, and TWC may terminate the CSG Smart Video services in their entirety upon written notice to CSG upon which any remaining unused Video Views in the then applicable Video View Block ***** ******.  If TWC ********** *** ************ *** **** *** ****** **** *** ****** ***** *****.  Following termination by TWC of the CSG SmartVideo Services for all Customers and upon written request by CSG, TWC shall return or destroy, as requested by CSG, all materials pertaining to SmartVideo (including all copies thereof).

7.

In no event shall the CSG SmartVideo services substitute or replace CSG’s obligations under the Agreement to provide print and/or electronic bill statements to Connected Subscribers.  Further, in no event shall CSG, or shall CSG permit its Permitted Subcontractor, SmartVideo Vendor, to introduce or make any bill payment functionality available through the CSG SmartVideo services.

IN WITNESS WHEREOF each of CSG and TWC have caused this Amendment to be executed by its duly authorized representatives as of the date indicated below (the “Execution Date”).  The parties acknowledge and agree that to the extent either CSG or Customer has been performing, prior to the Execution Date, in connection with the elements described in this SOW, the SOW and the Agreement shall retroactively govern each party’s performance in connection with the subject matter hereof commencing as of the Effective Date.  Notwithstanding the foregoing, if any invoices have been issued under this SOW prior to the Execution Date, the payment date for such invoices shall be forty-five (45) days after the last party has executed this SOW.

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Todd Lawson	By: /s/ Michael J Henderson
Name: Todd Lawson	Name: Michael J. Henderson
Title: Group Vice President	Title: EVP Sales & Marketing
Date: October 7, 2013	Date: 10/9/13

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-4:

Attachment C

CSG SmartVideo

SERVICE DESCRIPTION

CSG’s SmartVideo offering provides a hosted service that generates videos viewable by Customers Connected and Non-ACP Subscribers utilizing data elements provided by CSG’s billing system, CSG’s statement platform(s) and/or Customer.  The videos will contain a standard set of dynamic and customer care related scenes as mutually agreed in the applicable implementation Statement of Work for CSG SmartVideo (the “Video Scenes”), and will leverage data elements to personalize the Video Scenes.

CSG will create, edit, manage and deliver personalized video bills to Connected Subscribers and Non-ACP Subscribers via email from TWC's email platform(s) and/or TWC's online web portal.  The Video Scenes will include both dynamic and Video Scenes from which CSG will create, edit, manage and deliver the statement videos to Customer for delivery to Customer's Connected and Non-ACP Subscribers (“Statement Videos”).

The CSG SmartVideo Statement Videos may be made available by Customers for purposes of explaining the elements of each Connected Subscriber's and Non-ACP Subscriber's bill to new subscribers, as applicable, and/or current Connected Subscribers and Non-ACP Subscribers, that have requested and are receiving new and/or additional services from TWC.  In its sole discretion, TWC will determine who, in terms of both Connected Subscribers and Non-ACP Subscribers, will receive the SmartVideo statement videos.

Customers will have the option to include customer satisfaction surveys, approved by Customers in advance, integrated in the Video Scenes.  If Customers elect to use such customer satisfaction surveys, reporting provided for CSG SmartVideo services shall include responses to same.

The CSG SmartVideo Statement Videos and any supplemental components will be implemented in a mutually agreed upon Statement of Work.  Additional information regarding the CSG SmartVideo offering is available to Customer in the CSG's Product and Service documentation located at https://my.csgsupport.com or upon request.

ADDITIONAL TERMS

1.

Permitted Subcontractor. TWC hereby agrees and acknowledges that, in connection with CSG’s provision of the CSG SmartVideo services, CSG’s SmartVideo Vendor may have access to certain TWC Confidential Information, solely as necessary to provide the applicable CSG SmartVideo Services. TWC approves of the CSG SmartVideo Vendor as Permitted Subcontractor under the Agreement, provided, however, in no event does such approval waive CSG’s obligations under the Agreement with respect to Permitted Subcontractors.

2.	Disaster Recovery. Schedule L, Disaster Recovery Plan, of the Agreement is amended to add CSG SmartVideo services under the **** *** classification.

3.

Support.  CSG shall provide support for CSG SmartVideo services and problems shall be reported and resolved, in accordance with ******** * ***** as set forth in Section II of Schedule H of the Agreement.  CSG’s support obligations shall continue through the earlier of (a) termination or expiration of the Agreement (and any Termination Assistance Period, as defined in the Agreement) or (b) such time as all Customers cease use of CSG SmartVideo services.

4.

Term and Termination.  CSG SmartVideo services shall be provided for an initial term of ******** (**) ****** from the Effective Date and shall automatically renew for additional *** (*) **** terms unless CSG provides TWC with written notice of non-renewal at least ****** (**) **** before the end of the then current term.  In addition, CSG may terminate the CSG SmartVideo services if its agreement with SmartVideo Vendor terminates for any reason.  In such event of such termination, promptly following knowledge of same by CSG, CSG shall provide TWC with written notice that the CSG SmartVideo services will terminate with the anticipated termination date specified in such notice.  In the event the termination by CSG is due to CSG no longer having an agreement with SmartVideo Vendor (i.e., due to an uncured material breach by SmartVideo Vendor and/or CSG) or either CSG or SmartVideo Vendor elects to not renew, CSG agrees to promptly provide a refund to TWC of Video View Fees paid for any unused Video Views applicable to the then current CSG SmartVideo Consumption Period.  In addition, should a termination of CSG’s SmartVideo services be the result of CSG no longer having an agreement with SmartVideo Vendor and the termination of such agreement is solely due to CSG’s uncured breach, in the ***** *** (*) ****** following implementation of CSG SmartVideo services pursuant to an implementation Statement of Work, in addition to reimbursing TWC for unused Video

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Views as set forth above, CSG shall promptly provide a ****** ** *** of ***** ******* (***) of the implementation services fees paid by TWC pursuant to such implementation Statement of Work(s) for Connected Subscribers and/or Non-ACP Subscribers, as applicable.

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Attachment 2

SmartVideo SLAs

1.	Schedule K of the Agreement is hereby amended as follows:

(a)	A new subparagraph (a)(xi) relating to CSG SmartVideo services, is hereby added as follows:

“(xi) CSG SmartVideo Services Availability.  CSG SmartVideo services will be available ******-*** ******* (***) of the time, during each ******* *****, excluding ********* *********** ******** for up to **** (*) ***** *** ****, to occur on ******* ******* *:** ***. and *:** ***. eastern time; provided, however, that unless mutually agreed to by both parties, in no other event shall the ******* ******* ** ******** ****** **** (*) ***** *** ****.

For purposes of determining whether the CSG has met its CSG SmartVideo performance standard, the following definitions shall apply:

Definitions:

“******* *****” means a ******** ****** (**) *** ****** preceding the date of CSG’s ******* ** **** *** *********** ******** for CSG SmartVideo services.

“******* ****** **********” means the ********** ********** by *********** from *** ******* ******* (****) the ********** ** *** **** (*) ****** ******* during a ******* ***** in which the CSG SmartVideo services were in the ***** ** ******* ***********.  For example: in a ****** (**) *** ******, there are ****** *******. Taking **** **** (*) ***** (*** *******) for ********* *********** ********, the ********* ******* in **** ****** (**) *** ****** is ******.  If the CSG SmartVideo services are unavailable, as documented in the ******* ****** provided to TWC, for a total of ***** *******, then the ******* ****** ********** is ***** ((******-*****)/****** = *****); i.e., the ******-*** ******* (***) availability performance standard has *** **** *** for the ******* ***** and TWC shall be entitled to ******** defined in "******** *** *********** ********" provision herein below.

“******* ***********” means any instance in which Video Views are *** ********* for viewing from the SmartVideo ******'* ******** due to a *********** of or **** ***** ******* with the ********** ******'* ********.”

(b)	A new subparagraph (b)(iii)(F) relating to CSG SmartVideo services, is hereby added as follows:

“(F) ******** *** *********** ******** in (a)(xi): In any instances in which the ******* ****** ********** does *** **** *** *********** ******** set forth in Section (a)(xi), then CSG **** ****** *** an ****** ***** ** *** ******* (***) of *********’ ********* ***** ***** for the ******* ***** in which CSG ****** ** **** **** *********** ******** ********** by ***’* ***** **** ***** ****(s) then in ****** *** **** ******* *****.